Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON GP 15, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON ECI Fund Fifteen, L.P. (the “Partnership”) on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 13, 2018

/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President
ICON GP 15, LLC